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                                                                  Exhibit 10.1

                   $215,000,000 of 5% Convertible Subordinated
                                 Notes Due 2003

                               HEALTHSOURCE, INC.

                               PURCHASE AGREEMENT


                                                                   March 1, 1996

BEAR, STEARNS & CO. INC.
as Representative of the Several
Initial Purchasers named in
Schedule 1 attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167

Ladies and Gentlemen:

         Healthsource, Inc., a corporation organized and existing under the laws of New Hampshire (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Bear, Stearns & Co. Inc. and the several initial purchasers listed on Schedule 1 hereto (the "Initial Purchasers") an aggregate of $215,000,000 of its 5% Convertible Subordinated Notes due 2003. Said aggregate of $215,000,000 of Notes are herein called the "Firm Notes." In addition, the Company proposes to grant to the Initial Purchasers an option to purchase up to $32,250,000 of additional notes (the "Optional Notes"), as provided in Section 2 hereof. The Firm Notes and, to the extent such option is exercised, the Optional Notes are hereinafter collectively referred to as the "Notes."

         The Notes will be issued pursuant to an indenture to be dated as of March 6, 1996 (the "Indenture") between the Company and The Bank of New York, as trustee. The holders of the Notes will be entitled to certain registration rights provided under a Note Resale Registration Rights Agreement to be dated as of March 6, 1996 (the "Registration Rights Agreement") between the Company and the Initial Purchasers.
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         The Company has prepared a preliminary offering circular dated February
22, 1996 (the "Preliminary Offering Circular") and a final offering circular dated March 1, 1996, as may be supplemented by mutual written agreement of the parties, (the "Offering Circular") relating to and summarizing the terms of the Notes to be sold pursuant hereto as agreed upon by the parties.

         None of the Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such securities are being sold in reliance on exemptions from or in transactions not subject to the registration requirements of the Securities Act, including sales (i) to institutional "accredited investors" (as defined in Rule 501 (a)(1), (2), (3) or (7) under the Securities Act); (ii) to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) or (iii) to non-U.S. persons outside the United States in reliance upon Regulation S under the Securities Act.

         1. Representations and Warranties of the Company.

         The Company represents and warrants to, and agrees with, the Initial Purchasers that:

         (a) The Offering Circular, as of the date hereof, and as of the Closing Date (as defined herein) and as of any Additional Closing Date (as defined herein), if any, is and will be accurate in all material respects and does not and will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (a) with respect to any information contained in or omitted from the Offering Circular or any amendment thereof or supplement thereto furnished in writing to the Company by the Initial Purchasers expressly for use in the Offering Circular.

         (b) Deloitte & Touche LLP, who have expressed their respective opinions with respect to the financial statements of the Company and schedules included in the Offering Circular, are independent accountants as re-

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quired by the Securities Act and the rules and regulations thereunder (the
"Rules and Regulations").

         (c) The annual audited financial statements of the Company included in the Offering Circular present fairly the financial position of the Company, as of the respective dates of such financial statements, and the results of operations and changes in financial position of the Company for the respective periods covered thereby. Such statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, in each case, as certified by one or more of the independent accountants named in subsection 1(b). The selected financial data set forth in the Offering Circular under the captions "Summary," "Capitalization," "Selected Historical Consolidated Financial Data" and "Selected Pro Forma Consolidated Financial Data" fairly present the information set forth therein on the basis stated in the Offering Circular.

         (d) The pro forma condensed consolidated balance sheet and condensed consolidated statements of operations and the related notes thereto included in the Offering Circular have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and have been compiled on the pro forma basis described therein, and the assumptions used in the preparation thereof were reasonable at the time made and the adjustments used therein are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made.

         (e) As of the date hereof, the Company does not have any assets or liabilities or conduct any business or operations that are material either individually or in the aggregate to the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole, other than assets, liabilities, businesses and operations of the Company and its Principal Subsidiaries (as defined herein).

         (f) Subsequent to the dates as of which information is given in the Offering Circular, there has been

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no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries (as defined herein) taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Offering Circular, neither the Company nor any of its Subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which in the aggregate are material to the Company and its Subsidiaries taken as a whole, except for liabilities or obligations which are disclosed in the Offering Circular.

         (g) The Company has the corporate power and authority to enter into this Agreement and the other agreements, documents and instruments to be executed by the Company in furtherance of the transactions contemplated hereby, including without limitation, the Indenture, the Notes and the Registration Rights Agreement (collectively, the "Transaction Documents"), and to consummate the transactions contemplated hereby and thereby.

         (h) The execution, delivery, and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Principal Subsidiaries (as defined herein) pursuant to any agreement, instrument, franchise, license or permit to which the Company or any of its Principal Subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound or (ii)(a) violate or conflict with any provision of the certificate of incorporation or the by-laws of the Company or any of its Principal Subsidiaries or (b) any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over or applicable to the Company or any of its Principal Subsidiaries or any of their respective properties or assets, except with respect to clauses (i)

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and (ii)(b) hereof (A) as disclosed in the Offering Circular, (B) the lien of the Trustee under the Indenture, or (C) any breach, default, violation or state of facts of the types referenced in this paragraph which would not have a material adverse effect on the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over or applicable to the Company or any of its Principal Subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Notes to be issued, sold and delivered by the Company hereunder except (i) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or made or as may be required under applicable foreign securities and state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers or (ii) where the failure to have such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits will not in the aggregate have a material adverse effect on the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole or result in any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

         (i) The Company had, as of December 31, 1995, an authorized and outstanding capitalization as set forth in the Offering Circular and the capital stock of the Company conforms in all material respects to the description thereof contained in the Offering Circular.

         (j) Each of the Company and its Principal Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Compa-

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ny and its Principal Subsidiaries is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing that will not in the aggregate have a material adverse effect on the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole or result in any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole. Each of the Company and its Principal Subsidiaries has all requisite power and authority, and, each of the Company and its Principal Subsidiaries, has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, franchises, and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted as described in the Offering Circular except where the failure to have such consents, approvals, authorizations, orders, registrations, qualifications, licenses, franchises, and permits will not in the aggregate have a material adverse effect on the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole or result in any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole. No such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Offering Circular. For the purpose of this Agreement, "Subsidiary" means each corporation, partnership, joint venture, limited liability company, business fund or other entity in which the Company, directly or indirectly through Subsidiaries, owns 50 percent or more of the equity therein with the power to elect members of the Board of Directors or other body performing a comparable management function. Except as disclosed in Schedule 2, the Company owns, directly or indirectly, all of the out-

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standing capital stock of each of its Principal Subsidiaries, free and clear of all claims, liens, charges and encumbrances, except for the rights, if any, of any state insurance or regulatory agency as contemplated in the Offering Circular. The Company's "Principal Subsidiaries" or each "Principal Subsidiary" of the Company are defined as those Subsidiaries listed on Schedule 2 to this Agreement.

         (k) Except as described in the Offering Circular, there is no litigation or governmental proceeding to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of its Subsidiaries which might reasonably be expected to result in any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

         (l) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes.

         (m) Neither the Company nor any of its Subsidiaries is (i) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to regulation under the Federal Power Act, the Interstate Commerce Act and the Company is not subject to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

         (n) None of the Company, any of its affiliates or any person acting on its behalf (excluding the Initial Purchasers and their respective affiliates, as to which no representation is made) has engaged in any "directed selling efforts" (as such term is defined in Regulation S

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of the Securities Act) in the United States with respect to the Notes and (ii)
each of the Company and any of its affiliates and any person acting on behalf of any of them (other than the Initial Purchasers and their respective affiliates, as to whom the Company makes no representation) has complied with the offering restrictions requirement of Regulation S.

         (o) None of the Company, any of its affiliates or any person authorized to act on its behalf (excluding the Initial Purchasers and their respective affiliates, as to which no representation is made) has engaged in any form of general solicitation or general advertising (as such terms are defined in Rule 502(c) under the Securities Act).

         (p) None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person authorized to act on its behalf (excluding the Initial Purchasers and their respective affiliates, as to which no representation is made) has sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as such term is defined in the Securities Act) of the Company in a manner which would require registration under the Securities Act during the six (6) month period ending as of the date of this Agreement, other than issuance of options to purchase Common Stock to employees or directors of the Company and sale of Common Stock pursuant to stock options issued under the Company's existing or proposed stock option plans.

         (q) The Notes are eligible for resale pursuant to Rule 144A and, when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

         (r) The Company is subject to Section 13 of the Exchange Act and is in compliance with the provisions of such section.

         (s) Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and the procedures set forth in Section 3 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial

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Purchasers in the manner contemplated by this Agreement and the Offering
Circular to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

         (t) Neither the Company nor its Principal Subsidiaries has any material liabilities or obligations (direct or indirect, contingent or absolute matured or unmatured) of any nature whatsoever, whether arising out of contract, tort, statute or otherwise (the "Liabilities"), except (i) as reflected or reserved against in the balance sheet of the Company included in its annual financial statements for the year ended December 31, 1995 and not heretofore discharged,
(ii) as specifically disclosed in the Offering Circular or (iii) Liabilities incurred in the ordinary course of business since December 31, 1995.

         (u) Neither the Company nor any of its Principal Subsidiaries is (i) in violation or default of any provision of its certificate of incorporation, by-laws or other organizational documents, or (ii) is in breach of or default with respect to any provision of any judgment, decree, order, or (iii) is in breach or default with respect to any provision of any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of facts which constitutes an event of default on the part of the Company or any such subsidiary as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default, except with respect to clauses (ii) and (iii) hereof for any breach, default, violation or state of facts of the types referred to in this paragraph which would not have a material adverse effect on the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company or its Subsidiaries taken as a whole.

         (v) The Company and its Principal Subsidiaries are in compliance, and have complied at all times during the past five (5) years, and all transactions involving the issuance, offer, placement and sale, pursuant to the terms of the Transaction Documents and the Notes comply with all applicable federal, state and local statutes, codes, ordinances, rules and regulations of the United

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States and all other countries and subdivisions thereof (the "Laws") to the extent applicable, except (i) with respect to any applicable foreign securities and state Blue Sky laws in connection with transactions involving the issuance, offer, placement and sale pursuant to the terms of the Transaction Documents and the Notes or (ii) where the failure to comply with the Laws would not have a material adverse effect on the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company or its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries has received notice within the past five (5) years of any violations of any Laws which would have had a material adverse effect on the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

         (w) This Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be subject to or limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law).

         (x) The Notes have been duly and validly authorized by the Company, and the Notes, when authenticated by the Trustee and issued, sold and delivered in accordance with this Agreement and the Indenture, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture except as such enforcement may be subject to or limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and
(ii) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law). The Notes conform in all material respects to the description thereof contained in the Offering Circular.

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         (y) The Indenture has been duly and validly authorized by the Company, and the Indenture when executed and delivered by the Company and the Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be subject to or limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law). The Indenture conforms in all material respects to the description thereof contained in the Offering Circular.

         (z) The Registration Rights Agreement has been duly and validly authorized by the Company, and the Registration Rights Agreement when executed and delivered by the Company and the Initial Purchasers, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be subject to or limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law). The Registration Rights Agreement conforms in all material respects to the description thereof contained in the Offering Circular.

         (aa) All of the outstanding shares of Common Stock are duly and validly authorized and issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued and are not now in violation of or subject to any preemptive rights. All issued and outstanding shares of capital stock of each Principal Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Offering Circular and on Schedule 3 hereto, or in the financial statements of the Company, and the related notes thereto, included in the Offering Circular, neither the Company nor any Principal Subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into,

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or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.

         (bb) The shares of Common Stock issuable upon conversion of the Notes have been duly authorized and, when issued in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Offering Circular. No preemptive rights or other rights to subscribe for or purchase securities exist with respect to the issuance and sale of the Notes by the Company pursuant to this Agreement or the issuance of Common Stock on conversion of the Notes. No security holder or other party (other than as disclosed in Schedule 3 hereto and except Provident Life and Accident Insurance Company, the holder of preferred shares of the Company which will be redeemed with the proceeds of the offering contemplated by this Agreement) of the Company has any right that has not been satisfied or waived to require the Company to register the sale of any securities owned by such security holder or other party under the Securities Act in the Shelf Registration Statement or the New Notes Registration Statement (as such terms are defined in the Offering Circular), except as contemplated by the Registration Rights Agreement (as defined in the Offering Circular). The shares of Common Stock issuable on conversion of the Notes at the initial conversion price have been reserved for issuance and no further approval or authority of the stockholders or the Board of Directors of the Company will be required for such issuance of Common Stock.

         (cc) The Company or the applicable Principal Subsidiary has good and marketable title to all the properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere in the Offering Circular), not subject to any lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements (or elsewhere in the Offering Circular) or (ii) those that are materially significant in amount in relation to the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole, and do not materially adversely affect the use made and proposed to be made of such property by the Company and its Subsid-

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iaries. The Company or the applicable Principal Subsidiary holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole. Except as disclosed in the Offering Circular, the Company or the applicable Principal Subsidiary owns or leases all such properties as are necessary to its operations as now conducted.

         (dd) Except as disclosed in or specifically contemplated by the Offering Circular, the Company and its Principal Subsidiaries have sufficient trademarks, trade names, patent rights, copyrights, and licenses, or similar rights to intellectual property to conduct their businesses as now conducted, except where the failure to have such trademarks, trade names, patent rights, copyrights, and licenses, or similar rights to intellectual property would not have a material adverse effect on the business, prospects, properties, operations, condition (financial and other) or results of operations of the Company and its Subsidiaries taken as a whole; the expiration of any trademarks, trade names, patent rights, copyrights, and licenses, or similar rights to intellectual property would not have a material adverse effect on the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole; and the Company has no knowledge of any material infringement by it or its Subsidiaries of trademarks, trade names, patents, copyrights, and licenses, or other similar rights to intellectual property, trade secrets or other similar rights of others, and there is no claim being made against the Company or its Principal Subsidiaries regarding trademarks, trade names, patents, copyrights, and licenses, or similar rights to intellectual property, trade secrets or other infringement that would have a material adverse effect on the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

         (ee) The Company and its Principal Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and the Company has no knowledge of

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any tax deficiency which has been asserted or threatened against the Company or its Principal Subsidiaries that could have a material and adverse effect on the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

         (ff) The Company or its Principal Subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for its business and that of its Principal Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

         (gg) To the knowledge of the Company, neither the Company nor any of its Principal Subsidiaries has (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer of official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

         (hh) The Company has not received notice of an action that has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body that prevents the issuance of the Notes, prevents or suspends the use of any Preliminary Offering Circular or the Offering Circular, or suspends the sale of the Notes in any jurisdiction referred to in Section 4(c) hereof; no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to and served upon the Company or any of its Principal Subsidiaries that would prevent or suspend the issuance or sale of the Notes or the use of any Preliminary Offering Circular or the Offering Circular in any jurisdiction referred to in Section 4(c) hereof; no action, suit or proceeding is pending or, to the Company's knowledge, threatened against or affecting the Company or any of its Principal Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would materially interfere with or adversely affect the issuance of the

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
Notes or in any manner draw into question the validity of the Transaction Documents or the Notes; and every request to the Company of any securities authority or agency of any jurisdiction for additional information (to be included in the Offering Circular or otherwise) has been complied with.

                 2. Purchase, Sale and Delivery of the Notes. (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchasers and the Initial Purchasers, acting severally and not jointly, agree to purchase from the Company $215,000,000 principal amount of Notes in the respective amounts set forth on Schedule 1 hereto at a purchase price equal to 97.75% of their principal amount plus accrued interest, if any. At the Closing, the Company hereby agrees to pay to the Initial Purchasers for their services rendered in connection with the transaction contemplated herein in an amount equal to 2.25% of the aggregate principal amount of the Notes sold by the Company.

                 (b) Payment of the purchase price for, and delivery of, the Notes shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022 at 9:00 a.m. (New York City time), unless postponed in accordance with Section 9 hereof, on March 6, 1996 or such other time and date as shall be mutually agreed between the Company and the Initial Purchasers (such time and date of such payment and delivery being herein called the "Closing Date"). At or prior to the Closing Date, the Company shall execute and deliver for authentication one or more certificates in global or definitive form for the Notes in such denominations and registered in such names as the Initial Purchasers request upon notice to the Company at least two business days prior to the Closing Date. Against such delivery of the Notes, the Initial Purchasers shall pay or cause to be paid to the Company the purchase price for the Notes. Payment shall be made to the Company by wire transfer of immediately available funds to an account or accounts designated by the Company. The Initial Purchasers shall have the right to deduct from the purchase price payable to the Company hereunder the selling concession and the combined management and commission referred to in subsection (a) hereof.

                 (c) In addition, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Initial Purchasers the option to purchase up to $32,250,000 principal amount of Optional Notes at the same purchase price to be paid by the Initial Purchasers to the Company for the Firm Notes as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Notes by the Initial Purchasers. This option may be exercised at any time, in whole or in part, on or before the 30th day following the date of the Offering Circular, by written notice by the Initial Purchasers to the Company. Such notice shall set forth the aggregate principal amount of Optional Notes as to which the option is being exercised and the date and time, as reasonably determined by the Initial Purchasers, when the Optional Notes are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such date and time are postponed in accordance with the provisions of Section 9 hereof). Certificates evidencing the Optional Notes shall be in such denominations and registered in such names as the Initial Purchasers request at least 48 hours prior to the Additional Closing Date.

                 Payment for the Optional Notes shall be made by wire transfer of immediately available funds to an account or accounts as designated by the Company, upon delivery of the Optional Notes to the Initial Purchasers.

                 (d) Each Initial Purchaser hereby represents and warrants to, and agrees with, the Company that it (i) is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act or an "accredited investor" as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act; (ii) has not and will not solicit offers for, or offer or sell, Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under Regulation D under the Securities Act; and (iii) will otherwise act in accordance with the terms and conditions set forth in this

Agreement and in the Offering Circular in connection with the placement of the Notes contemplated hereby.

                 3.  Subsequent Offers and Resales of the Notes.

                 The Initial Purchasers and the Company hereby establish and agree to observe the following procedures in connection with the offer and resale by the Initial Purchasers of the Notes:

                 (a) Offers and sales of the Notes will be made by the Initial Purchasers only (i) to institutional investors that are reasonably believed to qualify as accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) (each such institutional investor being hereinafter referred to as an "institutional accredited investor") or, (ii) in the case of Notes resold or otherwise transferred pursuant to Rule 144A under the Securities Act, to institutional investors that are reasonably believed to qualify as "qualified institutional buyers" (as therein defined) (each such institutional investor being hereinafter referred to as a "qualified institutional buyer") or
(iii) to non-U.S. persons outside the United States in reliance upon Regulation S under the Securities Act, in transactions meeting the requirements of Regulation S.

                 (b) The Notes will be offered by the Initial Purchasers only by approaching prospective purchasers on an individual basis. No general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) will be used in connection with the offering of the Notes.

                 (c) In the case of a non-bank purchaser of a Note acting as a fiduciary for one or more third parties, in connection with an offer and sale to such purchaser pursuant to clause (a) above, each third party shall, in the judgment of the applicable Initial Purchasers, be an institutional accredited investor or a non-U.S. person outside the United States.

                 (d) In connection with sales outside the United States, each Initial Purchaser agrees that it will not offer, sell or deliver Notes (i) as part of its distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering or last closing date with respect to the Notes, to, or for the account or benefit of, U.S. persons. Accordingly, each Initial Purchaser represents and agrees that neither it, its affiliates nor any person acting on its behalf has engaged or will engage in any directed selling efforts with respect to the Notes, and further that each such person has complied and will comply with the offering restrictions requirement of Regulation S under the Securities Act. Each Initial Purchaser also agrees that, at or prior to confirmation of sale of the Notes, it will send to each dealer to which it sells Notes during the restricted period a confirmation or other notice setting forth the restrictions on offers, sales and deliveries of the Notes within the United States or to, or for the account or benefit of U.S. persons.

                 (e) Each Initial Purchaser agrees that (i) it has not offered or sold (and will not, for so long as Part III of the Companies Act 1985 remains in force in relation to Notes which are not listed on the London Stock Exchange, offer or sell) any Notes, other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1985; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue of the Notes to a person who is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988 (as amended).

                 (f) Each Initial Purchaser agrees that it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell any Notes in Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and in compliance with other applicable requirements of the laws of Japan.

                 (g) Each Initial Purchaser agrees that it will not offer or sell any Notes directly or indirectly in any province of Canada except in compliance with all requirements of applicable securities laws.

                 (h) No sale of the Notes to any one purchaser will be for less than $250,000 principal amount, and no Note will be issued in a smaller principal amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least $250,000 principal amount of the Notes.

                 (i) The transfer restrictions and the other provisions set forth in Article II of the Indenture, including the legend required thereby, shall apply to the Notes except as otherwise agreed by the Company and the Initial Purchasers. Following the sale of the Notes by the Initial Purchasers to their respective Purchasers (the "Subsequent Purchasers") pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any subsequent resale or transfer of any Notes.

                 (j) Each Initial Purchaser will deliver to each purchaser of the Notes from the Initial Purchaser, in connection with its original distribution of the Notes, a copy of the Offering Circular, as amended and supplemented at the date of such delivery.

                 (k) In connection with its original distribution of the Notes, the Company agrees that, prior to any offer or resale of the Notes by the Initial Purchasers, the Initial Purchasers and the Initial Purchasers' Counsel (as defined herein) shall have the right to make reasonable due diligence inquiries into the business of the Company and its Principal Subsidiaries. The Company also agrees to provide answers to questions from each prospective Subsequent Purchaser concerning the Company and its Principal Subsidiaries (to the extent that such information is available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Notes, as provided in the Offering Circular.

                 4. Covenants of the Company. The Company covenants and agrees with the Initial Purchasers that:

                 (a) If at any time prior to the Closing Date or the Additional Closing Date any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would in the judgment of the Initial Purchasers or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will notify the Representative on behalf of the Initial Purchasers promptly and prepare and deliver to the Representative on behalf of the Initial Purchasers an amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission.

                 (b) The Company will promptly deliver to the Representative on behalf of the Initial Purchasers such number of copies of the Offering Circular and all amendments of and supplements thereto as the Representative on behalf of the Initial Purchasers may reasonably request.

                 (c) The Company will endeavor in good faith, in cooperation with the Representative on behalf of the Initial Purchasers, to qualify the Notes for offering and sale under the securities laws relating to the offering or sale of the Notes of such domestic jurisdictions as the Initial Purchasers may designate and to maintain such qualification in effect for so long as required for the distribution thereof, except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                 (d) The Company will apply the proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Offering Circular.

                 (e) The Company will use its best efforts to cause the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc., relating to trading in the PORTAL market.

                 (f) Except for (i) the offer, issuance, sale of any Common Stock or grant of any option to purchase with regard thereto in connection with investments in, acquisitions of, or mergers or combinations with other entities by the Company or (ii) grants of stock options (and issuance of Common Stock pursuant to stock option exercises) to employees or directors of the Company pursuant to existing stock option plans of the Company and the proposed 1996 Directors Stock Option Plan of the Company, during the period of ninety (90) days from the date hereof, the Company will not, without prior written consent of the Representative, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock or any rights to acquire Common Stock) in any such case for cash, other than the Company's sale of Notes hereunder and the Company's issuance of Common Stock upon the exercise of presently outstanding stock options and conversion of Notes. The Company will obtain a written undertaking from each person who is an executive officer of the Company as listed on Schedule 4 to the effect that such person will not, directly or indirectly, offer, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable for shares of Common Stock or any rights to acquire Common Stock) for a period of sixty (60) days after the date hereof without the prior written consent of the Initial Purchasers.

                 (g) None of the Company, its affiliates (as defined in Rule 501(b) of the Securities Act) or any person acting on their behalf (other than the Initial Purchasers and their respective affiliates) will solicit any offer to buy or offer or sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                 (h) Except for the transactions contemplated herein, none of the Company, its affiliates (as defined in Rule 501(b) of the Securities Act) or any person acting on their behalf (other than the Initial Purchasers and their respective affiliates) will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) of the Company in a manner that would require the registration of the Notes under the Securities Act.

                 (i) During the period from the Closing Date to three years after the Closing Date, the Company and its Subsidiaries will not, and will not permit any of their "affiliates" (as defined in Rule 144 under the Securities
Act) to, resell any of the Notes that have been reacquired by them, except for Notes purchased by the Company and its Subsidiaries or any of their affiliates and resold in a transaction registered under the Securities Act.

                 (j) None of the Company, its affiliates and any person acting on their behalf (other than the Initial Purchasers) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes sold pursuant to Regulation S, and the Company and its affiliates and each person acting on their behalf (other than the Initial Purchasers) will comply with the offering restrictions of Regulation S with respect to those Notes sold pursuant thereto.

                 (k) The Company will, so long as the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, either (i) file reports and other information with the Commission under Section 13 or 15(d) of the Exchange Act, or (ii) in the event it is not subject to Section 13 or 15(d) of the Exchange Act, make available to holders of the Notes and prospective purchasers of the Notes designated by such holders, upon request of such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with resales of the Notes.

                 (l) The Company will, if requested by the Initial Purchasers, use its best efforts in cooperation with the Initial Purchasers to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

                 (m) Each of the Notes will bear the legend contained in "Transfer Restrictions" in the Offering

Circular for the time period and upon the other terms stated therein, except after such Note is resold pursuant to a registration statement effective under the Securities Act.

                 5. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Offering Circular and any amendments or supplements thereto (including fees and expenses of the Company's accountants and counsel), the Transaction Documents (including this Agreement) and all other documents related to the offering of the Notes (including those supplied to the Initial Purchasers in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Notes to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the qualification of the Notes under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" but not including the fees of counsel for the Initial Purchasers and such counsel's disbursements in relation thereto,
(iv) the cost of printing the Notes, (v) the cost and charges of any transfer agent, registrar, trustee or fiscal paying agent and (vi) the cost and charges of DTC, Euroclear and CEDEL. The Initial Purchasers shall be responsible for payment of their own out-of-pocket expenses including without limitation the fees and expenses of their legal counsel.

                 6. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Notes and the Optional Notes as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 the "Closing Date" shall refer to the Closing Date for the Notes and any Additional Closing Date, if different, for the Optional Notes), to the absence from any certificates, opinions, written statements or letters furnished to you or to Skadden, Arps, Slate, Meagher & Flom (the "Initial Purchasers' Counsel") pursuant to this Section 6 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

                          (a) At the Closing Date you shall have received the opinion of Sheehan, Phinney, Bass + Green, Professional Association, counsel for the Company, addressed to the Initial Purchasers and dated the Closing Date or the Additional Closing Date, as the case may be, to the effect that:

                          (1) The Company has the requisite corporate power and
                 corporate authority to enter into this Agreement and to sell and deliver the Notes to the Initial Purchasers; this Agreement has been duly authorized, executed and delivered by or on behalf of the Company; and no approval, authorization, order or consent of any court or governmental authority or agency is required under the laws of the State of New Hampshire or the United States of America in connection with the transactions contemplated by this Agreement, except (i) such as have been obtained or made or as may be required under applicable foreign securities laws or state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers as to which such counsel expresses no opinion or (ii) where the failure to obtain any such approval, authorization, order or consent would not have a material adverse effect on the business, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

                          (2) The execution, delivery and performance of this
                 Agreement by the Company and the consummation of the transactions contemplated hereby by the Company do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its

                 Principal Subsidiaries pursuant to, any agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of its Principal Subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its Principal Subsidiaries, or, (iii) to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Principal Subsidiaries or any of their respective properties or assets, except (a) as disclosed in the Offering Circular, (b) the lien of the Trustee under the Indenture, or (c) with respect to clauses (i) and (iii) hereof, any breach, default, violation or state of facts of the types references in this paragraph which would not have a material adverse effect on the business, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Principal Subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Notes to be issued, sold and delivered by the Company except (i) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or made or as may be required under applicable foreign securities and state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers or (ii) where the failure to have such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits would not have a material adverse effect on the business, properties, operations, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole;

                          (3) The Notes have been duly authorized by requisite
                 corporate action on the part of the Company, executed, issued and delivered by the Company and (assuming due authorization, execution, authentication and delivery thereof by the Trustee) constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except that enforcement may be subject to or limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law);

                          (4) The Indenture has been duly authorized, executed
                 and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that enforcement may be subject to or limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law);

                          (5) The Registration Rights Agreement has been duly
                 authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Initial Purchasers) constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that (a) enforcement may be sub-ject to or limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law) and (b) the indemnification and contribution provisions contained in the Registration Rights Agreement may be limited by federal or state securities laws or the public policy underlying such laws;

                          (6) The information in the Offering Circular under the
                 heading "Description of the Notes," to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

                          (7) The information in the Offering Circular under the
                 heading "Certain Tax Considerations--U.S. Federal Income Tax Considerations," to the extent that it constitutes a matter of law and summaries of matters of law, is correct in all material respects;

                          (8) The statements in the Offering Memorandum under
                 the heading "Transfer Restrictions," insofar as they purport to summarize matters of United States federal law, is correct in all material respects;

                          (9) It is not necessary in connection with (a) the
                 offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Circular or (b) the initial resale of the Notes by the Initial Purchasers in the manner contemplated in the Purchase Agreement and the Offering Circular to (i) register the Notes under the Securities Act, it being understood that no opinion need be expressed as to any subsequent resale of any Note, or
                 (ii) qualify the Indenture under the Trust Indenture Act of 1939, as amended. In rendering the opinion set forth in this paragraph, such coun-sel may assume without independent investigation (1) the accuracy of the representations and warranties of the Company set forth in Section 1 of the Purchase Agreement and of the Initial Purchasers in Section 2 of the Purchase Agreement, (2) the compliance of the Initial Purchasers with the offering and transfer procedures and restrictions described in the offering Circular and in Section 3 of the Purchase Agreement, (3) the due performance by the Company of the covenants and agreements set forth in Sections 4(g), 4(h) and 4(j) of the Purchase Agreement, (4) the accuracy of the representations and warranties made in accordance with the Purchase Agreement and the Offering Circular by purchasers to whom the Initial Purchasers initially resell Notes and (5) that purchasers to whom the Initial Purchasers initially resell Notes receive a copy of the Offering Circular prior to such sale;

                          (10) The shares of Common Stock issuable upon
                 conversion of the Notes have been duly authorized by the Company and, when issued and delivered upon such conversion in accordance with the terms and provisions of the Notes and the Indenture (assuming payment for and delivery of the Notes in accordance with the Purchase Agreement), will be validly issued, fully paid and nonassessable;

                          (11) The capital stock of the Company conforms in all
                 material respects to the description thereof contained in the Offering Circular under the caption "Description of Capital Stock"; all outstanding shares of Common Stock have been duly and validly authorized and issued, are fully paid and non-assessable, and were not issued in violation of or subject to any preemptive right, no holder of currently outstanding shares of Common Stock has any preemptive or, to such counsel's knowledge and except as disclosed by the Offering Circular and this Agreement, other similar rights to subscribe for or purchase any shares of Common Stock (or any security exchangeable for or convertible into Common Stock); the Common

                 Stock currently outstanding is listed on the New York Stock Exchange;

                          (12) Each of the Company and its Principal
                 Subsidiaries has been duly incorporated and is existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions where the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify or be in good standing would not have a material adverse effect on the business, properties, operations, condition (financial or other) or results of operations of the Company and its Principal Subsidiaries, taken as a whole. Each of the Company and its Principal Subsidiaries has all requisite corporate power and corporate authority to own, lease and license its respective properties and conduct its business as described in the Offering Circular;

                          (13) All of the issued and outstanding shares of
                 capital stock of the Principal Subsidiaries has been duly and validly issued and is fully paid and non-assessable and, except as shown on Schedule 2 hereto, is owned, directly or indirectly by the Company, are free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever, except for the rights, if any, of any state insurance or other regulatory entity;

                          (14) To such counsel's knowledge, no holders of
                 securities (other than as disclosed in Schedule 3 and except Provident Life and Accident Insurance Company, the holder of preferred shares of the Company which will be redeemed with the proceeds of the offering contemplated by this Agreement) of the Company have rights which have not been satisfied or waived to the registration of shares of Common Stock or other securities of the Company because of the filing of the Shelf Registration

                 Statement or the New Notes Registration Statement (as such terms are defined in the Offering Circular) by the Company or the respective offerings contemplated thereby; and

                          (15) Except as disclosed in or specifically
                 contemplated by the Offering Circular and this Agreement, to such counsel's knowledge, except for stock options outstanding pursuant to the Company's existing and proposed stock option plans, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company;

                          (16) Based solely upon review of records of the
                 Company, including responses to requests for information from the Company's independent public accountants and discussion with in-house legal counsel to the Company, to the best of such counsel's knowledge there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company or any of its Principal Subsidiaries, which is of a character required to be disclosed in the Offering Circular which has not been properly disclosed in the Offering Circular;

                          (17) Such counsel has participated in conferences with
                 officers and other representatives of the Company, in-house attorneys of the Company, representatives of the independent accountants of the Company, representatives of the Initial Purchasers and representatives of the Initial Purchasers' Counsel at which the contents of the Offering Circular and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Circular and has made no independent check or verification thereof (other than to the extent specified in paragraphs 6, 7, 8 and 10 above), on the basis of the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that the Offering Circular, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included therein or excluded therefrom).

                 In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Initial Purchasers' counsel) of other counsel reasonably acceptable to Initial Purchasers' Counsel, familiar with the applicable laws; and (ii) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, certificates or other written statements from the Company's independent public accountants, Deloitte & Touche LLP, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing or licensing of the Company and its Principal Subsidiaries, provided that copies of any such statements or certificates shall be delivered to Initial Purchasers' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in its opinion, you and the Initial Purchasers' Counsel are justified in relying thereon. In rendering the opinions set forth in paragraph
(1) above, such counsel need not express any opinion as to (i) the securities laws of any jurisdiction, (ii) laws other than those which, in the experience of such counsel, are normally applicable to transactions of the type provided for by this Agreement and (iii) any consent, approval, authorization, validation or filing that may have become applicable to the Company as a result of the involvement of the Initial Purchasers in this Agreement because of the legal or regulatory status of the Initial Purchasers or because of any other facts specifically pertaining to the Initial Purchasers. In rendering the opinions set forth in paragraph (2) above, such counsel (i) may reference a list of material agreements, mortgages, deeds of trust, leases, franchises, licenses, indentures, permits and other instruments, which list shall be taken from the list of material contracts included as an exhibit to the Company's Form 10-K for the fiscal year ended December 31, 1995 and shall be attached by such counsel to its opinion and (ii) need not express any opinion as to (a) the securities laws of any jurisdiction,
(b) laws other than those which, in the experience of such counsel, are normally applicable to transactions of the type provided for by this Agreement and (c) any consent, approval, authorization, validation or filing that may have become applicable to the Company as a result of the involvement of the Initial Purchasers in this Agreement because of the legal or regulatory status of the Initial Purchasers or because of any other facts specifically pertaining to the Initial Purchasers.

                 (b) All proceedings taken in connection with the sale of the Notes as herein contemplated shall be satisfactory in form and substance to you and to Initial Purchasers' Counsel, and the Initial Purchasers shall have received from said Initial Purchasers' Counsel a favorable opinion, dated the Closing Date with respect to the issuance and sale of the Notes, the Offering Circular and such other related matters as you may reasonably require, and the Company shall have furnished to Initial Purchasers' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                 (c) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in
Section 1 hereof are accurate, (ii) as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iii) subsequent to the respective dates as of which information is given in the

Offering Circular, the Company and its Principal Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a material adverse change, in the business, prospects, properties, operations, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries taken as a whole, except in each case as described in or contemplated by the Offering Circular.

                 (d) At the time this Agreement is executed and at the Closing Date, you shall have received a letter from Deloitte & Touche, LLP, independent accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Initial Purchasers in form and substance satisfactory to the Initial Purchasers.

                 (e) Prior to the Closing Date the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                 (f) You shall have received from each person who is an executive officer of the Company as listed on Schedule 4 hereto an agreement to the effect that such person will not, directly or indirectly, offer, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable for shares of Common Stock or any rights to acquire Common Stock) for a period of sixty (60) days after the date hereof without the prior written consent of the Initial Purchasers.

                 (g) At the Closing Date, the Notes shall have been approved for quotation in the PORTAL market.

                 If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to the Initial Purchasers' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers and to the Initial Purchasers' Counsel, all obligations of the Initial Purchasers hereunder may be cancelled by you at, or at any time prior to, the Closing Date and the obligations of the Initial Purchaser to purchase the Optional Notes may be cancelled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telegraph, confirmed in writing.

                 7.  Indemnification.

                 (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular or the Preliminary Offering Circular or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of or are based upon any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under applicable law; and will reimburse the Initial Purchasers and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Initial Purchasers or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers expressly for use therein; and provided, further, that this indemnity agreement with respect to the Preliminary Offering Circular shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Notes, or any person controlling such Initial Purchaser, if a copy of the Offering Circular (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of such Initial Purchaser to such person, if such is required by law, at or prior to the written confirmation of the sale of such Notes to such person and if the Offering Circular (as so amended or supplemented) would have corrected the defect giving rise to such loss, liability, claim, damage or expense. This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement.

                 (b) Each Initial Purchaser severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or the Preliminary Offering Circular, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers expressly for use therein and will reimburse the Company, or any such director, officer, or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discount applicable to the Notes purchased by such Initial Purchaser hereunder. This indemnity will be in addition to any liability which any Initial Purchaser may otherwise have including under this Agreement. The Company acknowledges that the statements set forth in the last paragraph of the cover page and in the seventh paragraph and the second and third sentences in the twelfth paragraph under the caption "Plan of Distribution" in the Offering Circular constitute the only information furnished in writing by or on behalf of the Initial Purchasers expressly for use in the Offering Circular or in any amendment thereof or supplement thereto, as the case may be.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (and any local counsel) for all indemnified parties and that all such fees and expenses of counsel shall be reimbursed as they are incurred. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                 8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Initial Purchaser shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers and directors of the Company) as incurred to which the Company and one or more of the Initial Purchasers may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Initial Purchaser from the offering of the Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Initial Purchasers in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Initial Purchasers shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (y) the underwriting discounts and commissions received by the Initial Purchasers respectively. The relative fault of the Company and of the Initial Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the underwriting discount applicable to the Notes purchased by such Initial Purchaser hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities

Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this
Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

                 9. Default by an Initial Purchaser. If one of the Initial Purchasers shall fail at Closing Date or the Additional Closing Date to purchase the Firm Notes or Optional Notes which it is obligated to purchase under this Agreement (the "Defaulted Notes"), the non-defaulting Initial Purchasers may in their discretion, within five calendar days thereafter, make arrangements to purchase all, but not less than all, of the Defaulted Notes upon the terms herein set forth; if, however, the non-defaulting Initial Purchasers shall not have completed such arrangements within such five calendar day period, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers.

                 Nothing in this Section shall relieve any defaulting Initial Purchaser from its liability, if any, to the Company or the non-defaulting Initial Purchasers for damages occasioned by its default.

                 In the event of any such default which does not result in a termination of this Agreement, either the non-defaulting Initial Purchasers or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Offering Circular or in any other documents or arrangements.

                 10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers and the Company contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Notes to and by the Initial Purchasers. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 11(c) hereof shall survive the termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

                 11.  Termination.

                 (a) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Initial Purchasers to purchase the Optional Notes at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the United States or international securities markets; or (B) if trading on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited; or (C) if a banking moratorium has been declared by any United States federal or New York State authority or if any new restriction materially adversely affecting the distribution of the Notes or the Optional Notes, as the case may be, shall have become effective; or (D) if any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act); or (E)(i) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been such change in political, financial or economic conditions if the effect of any such event in (i) or (ii) in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Notes or the Optional Notes, as the case may be, on the terms contemplated by the Offering Circular.

                 (b) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

                 (c) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to Section 9 or 11(a) hereof), or if the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Initial Purchasers in connection herewith.

                 12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers, shall be made in writing by hand-delivery, first-class mail (registered or certified, return-receipt requested), or courier guaranteeing overnight delivery to Bear, Stearns & Co. Inc., 245 Park Avenue, 3rd floor, New York, New York 10167, Attention: Curtis S. Lane; if sent to the Company, shall be made in writing by hand-delivery, first-class mail (registered or certified, return-receipt requested), or courier guaranteeing overnight delivery to the Company, Healthsource, Inc., Two College

Park Drive, Hooksett, New Hampshire 03106, Attention: Norman C. Payson, M.D. with a copy to Sheehan, Phinney, Bass + Green, Professional Association,
Attention: Daniel N. Gregoire, Esq.

                 13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers and the Company and the controlling persons, directors, officers, employees and agents referred to in Section 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from any of the Initial Purchasers.

                 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                 If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                           Very truly yours,


                                           HEALTHSOURCE, INC.

                                           By /s/ Norman C. Payson
                                             ----------------------------
                                             Norman C. Payson, M.D.
                                             President

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.

By /s/ Curtis S. Lane
  -------------------------
Name: Curtis S. Lane
Title: Senior Managing Director
On behalf of itself and the
other Initial Purchasers named
in Schedule 1 hereto.

                                                                      SCHEDULE 1

Initial Purchaser                                               Principal Amount
- -----------------                                               ----------------
Bear, Stearns & Co. Inc.                                          $107,500,000

Goldman, Sachs & Co.                                                21,500,000

Merrill Lynch & Co.                                                 21,500,000

Morgan Stanley & Co. Incorporated                                   21,500,000

Robertson, Stephens & Company                                       21,500,000

Smith Barney Inc.                                                   21,500,000

      Total                                                       $215,000,000